Exhibit 10.10

                          Schedule to Form of Mortgage,
                   Assignment of Rents and Security Agreement

Borrower                             County
Balanced Care Realty at             Puliski
Maumelle, Inc.

Balanced Care Realty at             Baxter
Mountain Home, Inc.

Balanced Care Realty at             Puliski
Sherwood, Inc.